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COMMON STOCK                                                        COMMON STOCK
WITHOUT PAR VALUE                                              WITHOUT PAR VALUE

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Number                                                                    Shares

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                                (LOGO TO COME)

INCORPORATED UNDER THE LAWS                  SEE REVERSE FOR CERTAIN DEFINITIONS
OF THE STATE OF MICHIGAN                        AND STATEMENTS AS TO THE RIGHTS,
                                            PREFERENCES AND PRIVILEGES OF SHARES

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     THIS CERTIFIES THAT                                       CUSIP 216485 10 2



     IS THE RECORD HOLDER OF
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   FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK WITHOUT PAR VALUE OF

coolsavings.com inc. transferable on the books of the Corporation by the holder hereof, in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by a Transfer Agent and registered by a Registrar.
     Witness the facsimile signatures of its duly authorized officers.

Dated:

                                                            /s/ Steven M. Golden
                                                           CHAIRMAN OF THE BOARD

COUNTERSIGNED AND REGISTERED:
                 EQUISERVE TRUST COMPANY, N.A.
                                             TRANSFER AGENT
                                              AND REGISTRAR

BY   XXXXX XXXXXX
                                       AUTHORIZED SIGNATURE
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                             coolsavings.com inc.

     A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Articles of Incorporation of the Corporation and by any certificate of designation, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - .............Custodian................
                       (Cust)                 (Minor)
                    under Uniform Gifts to Minors
                    Act...................................
                                   (State)
UNIF TRF MIN ACT - .............Custodian (until age.....)
                      (Cust)
                   ................under Uniform Transfers
                       (Minor)
                   to Minors Act..........................
                                          (State)

    Additional abbreviations may also be used though not in the above list.
                                  ASSIGNMENT

FOR VALUE RECEIVED,                       hereby sell, assign and transfer unto
                   -----------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                          Shares
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of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                        Attorney
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to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

DATED
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                                     X
                                      ------------------------------------------
                                     X
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                              NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                      CORRESPOND WITH THE NAME(S) AS WRITTEN
                                      UPON THE FACE OF THE CERTIFICATE IN EVERY
                                      PARTICULAR, WITHOUT ALTERATION OR
                                      ENLARGEMENT OR ANY CHANGE WHATEVER

Signature(s) Guaranteed

By
  ------------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17 Ad-15.